Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Based on my knowledge, I, Richard G. Walker, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ServiceSource International, Inc. on Form 10-Q for the quarter ended June 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ServiceSource International, Inc.

Date:	July 29, 2020	By:	/s/ RICHARD G. WALKER
Name: Richard G. Walker
Title: Chief Financial Officer and Director (Principal Financial and Accounting Officer)